UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2009

Sea Containers Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda

(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (441) 295-2244

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03 — BANKRUPTCY OR RECEIVERSHIP

Plan of Reorganization

On February 11, 2009 (the “Effective Date”), each of Sea Containers Ltd. (“SCL” or the “Company”), Sea Containers Services Ltd. (“SCSL”) and Sea Containers Caribbean Inc. (“SCC” and together with SCL and SCSL, each a “Debtor” and collectively the “Debtors”) announced the effectiveness of the Debtors’ Fourth Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code, dated November 23, 2008 (the “Plan”).  The Plan was confirmed by an order (the “Confirmation Order”) of the United States Bankruptcy Court for the District of Delaware entered on November 24, 2008.

As contemplated by the Plan, the Company anticipates the liquidation or dissolution of the Debtors’ (and various non-Debtor subsidiaries’) operations following the Effective Date.  Holders of the Company’s common shares will not receive any distribution on account of such interests, although such common shares will remain outstanding until the Company is dissolved under Bermuda law.

Copies of the Confirmation Order and the Plan were previously disclosed in Exhibits 2.1 and 2.2 to a Current Report on Form 8-K dated December 1, 2008, and are incorporated herein by reference.

Other Events

On February 11, 2009, the following five schemes of arrangement proposed pursuant to section 896 of the Companies Act 2006 of England & Wales became effective contemporaneously with the Effective Date of the Plan: (1) scheme of arrangement between 0438490 Travel Limited and its scheme creditor, consisting of a scheme of arrangement and a related explanatory statement (the “0438490 Travel Scheme of Arrangement”); (2) scheme of arrangement between 1882420 Limited and its scheme creditor, consisting of a scheme of arrangement and a related explanatory statement (the “1882420 Scheme of Arrangement”); (3) scheme of arrangement between SC Maritime Limited and its scheme creditors, consisting of a scheme of arrangement and a related explanatory statement (the “SC Maritime Scheme of Arrangement”); (4) scheme of arrangement between SCSL and its scheme creditors, consisting of a scheme of arrangement and a related explanatory statement (the “SCSL Scheme of Arrangement”); and (5) scheme of arrangement between Yorkshire Marine Containers Limited and its scheme creditor, consisting of a scheme of arrangement and a related explanatory statement (the “YMCL Scheme of Arrangement” and, together with the 0438490 Travel Scheme of Arrangement, the 1882420 Limited Scheme of Arrangement, the SC Maritime Scheme of Arrangement, and the SCSL Scheme of Arrangement, the “U.K. Schemes of Arrangement”).  Copies of the U.K. Schemes of Arrangement were previously disclosed in Exhibits 99.1 to 99.5 to a Current Report on Form 8-K dated October 15, 2008, and are incorporated herein by reference.

As previously disclosed, on November 25, 2008, the Company’s scheme of arrangement proposed pursuant to section 99 of the Companies Act 1981 of Bermuda (the “Bermuda Scheme of Arrangement”) became effective when the order sanctioning the Bermuda Scheme of Arrangement was delivered to the Registrar of Companies of Bermuda.  Copies of the Bermuda Scheme of Arrangement and its related Explanatory Statement were previously disclosed in Exhibit 99.6 to a Current Report Form 8-K dated October 3, 2008, and are incorporated herein by reference.

Limitation on Incorporation by Reference

The information, including the Exhibits incorporated herein by reference, in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference into this Current Report, as well as other statements made by the Company may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company’s current views with respect to current events and financial performance.  Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the Company’s ability to liquidate or dissolve the Debtors’ (and various non-Debtor, subsidiaries’) operations following the Effective Date and other risks and uncertainties identified in the Plan and the appendices thereto.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEA CONTAINERS LTD.

	By:	/s/Laura Barlow
Laura Barlow
Chief Financial Officer and Chief Restructuring
Officer

Date: February 11, 2009